Fair Value Measurements And Derivatives	12 Months Ended
Dec. 31, 2012
Fair Value Measurements And Derivatives [Abstract]
Fair Value Measurements And Derivatives
6.	Fair Value Measurements and Derivatives

Fair value is defined as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

Fair Value Hierarchy

The following hierarchy for inputs used in measuring fair value should maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available:

Level 1	Quoted prices in active markets for identical assets or liabilities that are accessible at the measurement dates.

Level 2	Significant other observable inputs that are used by market participants in pricing the asset or liability based on market data obtained from independent sources.

Level 3	Significant unobservable inputs we believe market participants would use in pricing the asset or liability based on the best information available.

Derivatives

We are exposed to market risk attributable to changes in interest rates, foreign currency exchange rates and fuel prices. We attempt to minimize these risks through a combination of our normal operating and financing activities and through the use of derivatives. We assess whether derivatives used in hedging transactions are "highly effective" in offsetting changes in the cash flow of our hedged forecasted transactions. We use regression analysis for this hedge relationship and high effectiveness is achieved when a statistically valid relationship reflects a high degree of offset and correlation between the fair values of the derivative and the hedged forecasted transaction. Cash flows from the derivatives are classified in the same category as the cash flows from the underlying hedged transaction. The determination of ineffectiveness is based on the amount of dollar offset between the cumulative change in fair value of the derivative and the cumulative change in fair value of the hedged transaction at the end of the reporting period. If it is determined that a derivative is not highly effective as a hedge then the amount recognized in accumulated other comprehensive income (loss) is released to earnings when the hedged transaction affects earnings. If the hedged forecasted transaction is no longer probable of occurring, then the cumulative change in accumulated other comprehensive income (loss) is recognized immediately in earnings. In addition, the ineffective portion of our highly effective hedges is recognized in earnings immediately and reported in other income (expense) in our consolidated statements of operations. There are no amounts excluded from the assessment of hedge effectiveness and there are no credit-risk-related contingent features in our derivative agreements.

We monitor concentrations of credit risk associated with financial and other institutions with which we conduct significant business. Credit risk, including but not limited to counterparty non-performance under derivatives and our revolving credit facility, is not considered significant, as we primarily conduct business with large, well-established financial institutions and insurance companies that we have well-established relationships with and that have credit risks acceptable to us or the credit risk is spread out among a large number of creditors. We do not anticipate non-performance by any of our significant counterparties.

The following table sets forth our derivatives measured at fair value and discloses the balance sheet location (in thousands):

	December 31, 2011	December 31, 2010
Fuel swaps designated as hedging instruments:
Prepaid expenses and other assets	$5,484	$10,694
Other long-term assets	—	651
Other long-term liabilities	440	—

Fuel collars designated as hedging instruments:
Prepaid expenses and other assets	4,377	—
Other long-term assets	740	—

Fuel options not designated as hedging instruments:
Accrued expenses and other liabilities	1,278	—
Other long-term liabilities	1,670	—

Foreign currency options designated as hedging instruments:
Other long-term liabilities	15,927	1,105

These derivatives were categorized as Level 2 in the fair value hierarchy, and we had no derivatives or other financial instruments categorized as Level 1 or Level 3. Fair value of our derivatives is derived using valuation models that utilize the income valuation approach. These valuation models take into account the contract terms, as well as other inputs such as fuel types, fuel curves, exchange rates, volatility, creditworthiness of the counterparty and the Company, as well as other data points.

Fuel Swaps

As of December 31, 2011, we had fuel swaps maturing through December 31, 2013 which are used to mitigate the financial impact of volatility in fuel prices pertaining to approximately 210 thousand metric tons and 99 thousand metric tons of our projected fuel purchases in 2012 and 2013, respectively.

The changes in fair value of the fuel swaps which were designated as cash flow hedges were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Gain (loss) recognized in other comprehensive income (loss)— effective portion	$(6,758)	$2,786	$8,313
Gain recognized in other income (expense)—ineffective portion	457	140	170

	$(6,301)	$2,926	$8,483

Fuel Collars and Options

As of December 31, 2011, we had fuel collars and fuel options maturing through December 31, 2013 which are used to mitigate the financial impact of increases in fuel prices pertaining to approximately 108 thousand metric tons and 36 thousand metric tons of our projected fuel purchases in 2012 and 2013, respectively.

The changes in fair value of the fuel collars which were designated as cash flow hedges were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Loss recognized in other comprehensive income (loss) – effective portion	$(147)	$—	$—
Loss recognized in other income (expense) – ineffective portion	(302)	—	—

	$(449)	$—	$—

The changes in fair value of the fuel options which were not designated as hedging instruments were as follows (in thousands):

	00000	00000	00000
	Year Ended December 31,
	2011	2010	2009
Gain recognized in other income (expense)	$2,422	$—	$—

Foreign Currency Options

Our exposure to market risk for fluctuations in foreign currency exchange rates relates primarily to ship construction contracts. As of December 31, 2011, we had foreign currency options consisting of call options with deferred premiums to hedge the exposure to upward movements in foreign currency exchange rate risk related to our ship construction contracts denominated in euros. If the spot rate at the date the ships are delivered is less than the strike price under these option contracts we would pay the deferred premium and not exercise the foreign currency options. The notional amount of our foreign currency options was €385 million, or $499 million based on the euro/U.S. dollar exchange rate as of December 31, 2011.

The changes in fair value of the foreign currency options which were designated as cash flow hedges were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Loss recognized in other comprehensive income (loss)—effective portion	$(14,583)	$(1,125)	$—
Gain (loss) recognized in other income (expense)—ineffective portion	(239)	20	—

	$(14,822)	$(1,105)	$—

Interest Rate Swap

In 2010 and 2009, we had an interest rate swap which matured in October 2010.

The changes in fair value of the interest rate swap which were not designated as a hedging instrument were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Loss recognized in other income (expense)	$—	$(623)	$(5,527)

Foreign Currency Forward Contract

In 2010 and 2009, we had a forward contract which settled in June 2010.

The changes in fair value of a foreign currency forward contract not designated as a hedging instrument were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Gain (loss) recognized in other income (expense)	$—	$(33,061)	$20,583

Fuel Derivative Contracts

In 2009, we had fuel derivatives which settled throughout the year.

The changes in fair value of fuel derivative contracts not designated as hedging instruments were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Gain recognized in other income (expense)	$—	$—	$20,399

Other

The carrying amounts reported in the consolidated balance sheets of all other financial assets and liabilities approximate fair value.

Long-Term Debt

As of December 31, 2011 and December 31, 2010, the fair value of our long-term debt, including the current portion, was $3,113.9 million and $3,263.7 million, respectively, which was $75.8 million and $59.6 million higher, respectively, than the carrying values. The difference between the fair value and carrying value of our long-term debt is due to our fixed and variable rate debt obligations carrying interest rates that are above or below market rates at the measurement dates. The fair value of our long-term debt was calculated based on estimated rates for the same or similar instruments with similar terms and remaining maturities.

Market risk associated with our long-term variable rate debt is the potential increase in interest expense from an increase in interest rates.

Non-recurring Measurements of Non-financial Assets

Goodwill and other long-lived assets, principally tradenames, are reviewed for impairment on an annual basis or earlier if there is an event or change in circumstances that would indicate that the carrying value of these assets could not be fully recovered.

If the carrying amount of the asset exceeds the estimated expected undiscounted future cash flows, we measure the amount of the impairment by comparing the carrying amount of the asset to its fair value. We estimate fair value based on the best information available making whatever estimates, judgments and projections considered necessary. The estimation of fair value measured by discounting expected future cash flows at discount rates commensurate with the risk involved are considered Level 3 inputs. We do not believe that we have any impairment to our goodwill or tradenames as of December 31, 2011. We believe our estimates and judgments with respect to our goodwill and tradenames are reasonable. Nonetheless, if there was a material change in assumptions used in the determination of such fair values or if there is a material change in the conditions or circumstances that influence such assets, we could be required to record an impairment charge.